UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2018

DD3 Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

British Virgin Islands (State or other jurisdiction of incorporation)	001-38700 (Commission File Number)	N/A (I.R.S. Employer Identification Number)

c/o DD3 Mex Acquisition Corp Pedregal 24, 4th Floor Colonia Molino del Rey, Del. Miguel Hidalgo Mexico City, Mexico (Address of principal executive offices)	11040 (Zip code)

  +52 (55) 8647-0417
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 16, 2018, DD3 Acquisition Corp. (the “Company”) completed its initial public offering (“IPO”) of 5,000,000 units (“Units”), each Unit consisting of one ordinary share, no par value (“Ordinary Shares”) and one warrant (“Warrants”), each Warrant exercisable to purchase one Ordinary Share, pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-227423). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000. In connection with the IPO, the Company granted the underwriters a 45-day option to purchase up to an additional 750,000 Units to cover over-allotments, if any.

As previously reported on a Current Report on Form 8-K of the Company, on October 16, 2018, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 225,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,250,000.

A total of $50,187,500 of the net proceeds from the IPO and the Private Placement (including $187,500 that was deposited by DD3 Mex Acquisition Corp as an advance in anticipation of the underwriters exercising their over-allotment option) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of October 16, 2018 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is attached hereto as Exhibit 99.1.

On October 18, 2018, the underwriters notified the Company of their exercise of the over-allotment option in part and are expected to purchase 565,000 additional Units at $10.00 per Unit upon the closing of the over-allotment option, generating gross proceeds of $5,650,000. The over-allotment option is expected to close on October 23, 2018, subject to customary closing conditions.

On October 22, 2018, the Company announced that the holders of the Units may elect to separately trade the Ordinary Shares and Warrants underlying such Units commencing on October 23, 2018. Any Units not separated will continue to trade on the Nasdaq Capital Market under the symbol “DDMXU.” Any underlying Ordinary Shares and Warrants that are separated are expected to trade on the Nasdaq Capital Market under the symbols “DDMX” and “DDMXW”, respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into Ordinary Shares and Warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet

99.2	Press release, dated October 22, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DD3 ACQUISITION CORP.

	By:	/s/ Martin Werner
		Name:	Martin Werner
		Title:	Chief Executive Officer

Date: October 22, 2018